Exhibit 99.2

JOINT FILING AGREEMENT

The undersigned hereby agree that the Statement on the Schedule 13D filed herewith (and any amendments thereto), relating to the Common Shares, par value 1 and 2/3 Philippine Pesos per share, of PSi Technologies Holdings, Inc. is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Date:  December 31, 2008

MERRILL LYNCH GLOBAL EMERGING	BANK OF AMERICA CORPORATION
MARKETS PARTNERS, LLC
By: /s/ Lucille E. Reymann
By: Merrill Lynch Global Emerging	Name: Lucille E. Reymann
Partners, L.P.,	Title: Senior Vice President
as its Managing Member
MERRILL LYNCH & CO., INC.
By: Merrill Lynch Global Capital L.L.C.,
as its General Partner	By: /s/ Frank J. Marinaro
Name: Frank J. Marinaro
By: Merrill Lynch Global Private Equity,	Title: Authorized Signatory
Inc.,
as its Managing Member	MERRILL LYNCH GROUP, INC.

By: /s/ Douglas P. Madden	By: /s/ Frank J. Marinaro
Name: Douglas P. Madden	Name: Frank J. Marinaro
Title: Assistant Secretary	Title: Authorized Signatory*

MERRILL LYNCH GLOBAL EMERGING	ML IBK POSITIONS, INC.
MARKETS PARTNERS II, LLC
By: /s/ Douglas P. Madden
By: Merrill Lynch Global Emerging	Name: Douglas P. Madden
Partners, L.P.,	Title: Assistant Secretary
as its Managing Member
MERRILL LYNCH GLOBAL PRIVATE
By: Merrill Lynch Global Capital L.L.C.,	EQUITY, INC.
as its General Partner
By: /s/ Douglas P. Madden
By: Merrill Lynch Global Private Equity,	Name: Douglas P. Madden
Inc.,	Title: Assistant Secretary
as its Managing Member
MERRILL LYNCH GLOBAL CAPITAL, L.L.C.
By: /s/ Douglas P. Madden
Name: Douglas P. Madden
Title: Assistant Secretary	By: Merrill Lynch Global Private Equity,
Inc.
Its Managing Member

By: /s/ Douglas P. Madden
Name: Douglas P. Madden
Title: Assistant Secretary

MERRILL LYNCH GLOBAL EMERGING
MARKETS PARTNERS,
L.P.

By: Merrill Lynch Global Capital, L.L.C.
Its General Partner

By: Merrill Lynch Global Private Equity,
Inc.
Its Managing Member

By: /s/ Douglas P. Madden
Name: Douglas P. Madden
Title: Assistant Secretary